UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)        September 28, 2001
                                                 -------------------------------


                             NETMAXIMIZER.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Florida                    000-28407              65-0907899
-------------------------------    ----------------       -------------------
(State or other jurisdiction of    (Commission File         (IRS Employer
        incorporation)                 Number)            Identification No.)



7491 North Federal Highway C-5, Suite 262, Boca Raton, Florida       33431
--------------------------------------------------------------       -----
          (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code           (561) 750-2143
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

On September 28, 2001, Netmaximizer.com, Inc., announced that it has ended its extensive beta-testing and commenced revenue-generating activities.

A copy of the press release dated September 28, 2001 is attached as Exhibit 99.1 and incorporated by reference into this report.



Item 7.   Financial Statements and Exhibits

(c)      Exhibits

   Exhibit
   Number                              Description
------------      --------------------------------------------------------------
    99.1          Press Release dated September 28, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  September 28, 2001

                                              NETMAXIMIZER.COM, INC.



                                              By: /s/ David A Saltrelli
                                                  ------------------------------
                                                  David A. Saltrelli, President

                                  Exhibit Index



Exhibit No.
----------

    Exhibit
     Number                             Description
--------------       -----------------------------------------------------------
       99.1          Press Release dated September 28, 2001.